SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________
FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2018

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 25, 2018, Charter Communications, Inc. (the “Company”) held its Annual Meeting of Stockholders. Of the total 237,788,840 shares of Class A common stock of the Company and 1 share of Class B common stock issued, outstanding and eligible to vote at the meeting, 208,347,779 shares of Class A common stock, representing the same number of votes, and 1 share of Class B common stock, representing 31,372,910 votes, were represented in person or by proxy at the meeting. The votes cast for all matters are set forth below:

1.     Election of Class A Directors.

Nominees	For	Against	Abstain	Broker Non-Votes
W. Lance Conn	185,093,603	47,936,117	77,069	6,613,900
Kim C. Goodman	230,964,962	2,067,103	74,724	6,613,900
Craig A. Jacobson	217,274,617	15,752,414	79,758	6,613,900
Gregory Maffei	182,794,386	50,233,161	79,242	6,613,900
John C. Malone	187,877,057	45,154,749	74,983	6,613,900
John D. Markley, Jr.	217,877,440	15,149,510	79,839	6,613,900
David C. Merritt	230,891,409	2,135,517	79,863	6,613,900
Steven A. Miron	189,339,485	43,689,836	77,468	6,613,900
Balan Nair	225,284,846	7,744,840	77,103	6,613,900
Michael Newhouse	218,721,232	14,305,599	79,958	6,613,900
Mauricio Ramos	190,911,393	42,116,457	78,939	6,613,900
Thomas M. Rutledge	227,673,830	4,912,863	520,096	6,613,900
Eric L. Zinterhofer	183,639,104	49,390,837	76,848	6,613,900

2.    Vote to ratify the appointment of KPMG LLP as Company’s independent public accounting firm.

For	Against	Abstain	Broker Non-Votes
238,035,907	1,605,656	79,126	—

3.     Vote on the Stockholder proposal regarding proxy access.

For	Against	Abstain	Broker Non-Votes
90,290,698	142,419,429	396,662	6,613,900

4.     Vote on the Stockholder proposal regarding lobbying activities.

For	Against	Abstain	Broker Non-Votes
45,276,280	185,188,094	2,642,415	6,613,900

5.    Vote on the Stockholder proposal regarding vesting of equity awards.

For	Against	Abstain	Broker Non-Votes
29,998,337	202,848,734	259,718	6,613,900

6.    Vote on the Stockholder proposal regarding our Chairman of the Board and CEO Roles.

For	Against	Abstain	Broker Non-Votes
47,563,028	180,550,668	4,993,093	6,613,900

No other matters were considered and voted on by the stockholders at the annual meeting.

As a result of the votes cast as reported above, the stockholders elected each nominee as a director of the Company, ratified the appointment of KPMG LLP as independent public accounting firm for the Company for the year ending December 31, 2018, voted against the stockholder proposal regarding proxy access, voted against the stockholder proposal regarding lobbying activities, voted against the stockholder proposal regarding vesting of equity awards, and voted against the stockholder proposal regarding our Chairman of the Board and CEO roles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 30, 2018		Senior Vice President - Finance, Controller and
Chief Accounting Officer

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 30, 2018		Senior Vice President - Finance, Controller and
Chief Accounting Officer

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 30, 2018		Senior Vice President - Finance, Controller and
Chief Accounting Officer